UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 6, 2021

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

The information set forth under Item 8.01 below is incorporated into this Item 2.02 by reference. The offering memorandum described in Item 8.01 includes certain preliminary information regarding the results of operations of Bloomin’ Brands, Inc. (the “Company”) for its first fiscal quarter of 2021.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being “furnished” pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporated language in such filing.

Item 8.01    Other Events

Notes Offering

On April 6, 2021, the Company issued a press release announcing its intention to offer, subject to market and other conditions, $300.0 million aggregate principal amount of senior unsecured notes due 2029 (the “notes”) in a private offering only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended. The Company intends to use the proceeds from the notes offering to repay a portion of its outstanding borrowings under its existing senior secured credit facilities, and to pay fees and expenses related to the offering. Concurrent with the offering, the Company intends to refinance its existing senior secured credit facilities by entering into new senior secured credit facilities. At the time of this report, the size, tenor, terms and pricing of the proposed new senior secured credit facilities are not final. The consummation of the notes offering is conditioned upon the closing of the new senior secured credit facilities and the consummation of the new senior secured credit facilities is conditioned upon the consummation of the sale of the notes.

A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the notes offering, the Company is providing an offering memorandum to potential investors disclosing certain information related to recent results for its first fiscal quarter of 2021. Certain excerpts of this offering memorandum are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not and will not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any other securities, nor will there be any sale of the notes or other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful. Any offer will be made only by means of a private offering memorandum.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements concerning the Company’s expectations, anticipations, intentions, beliefs or strategies regarding the future, including statements regarding the offering of the notes, the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering, and the intended use of the net proceeds. Generally, these statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “feels,” “seeks,” “forecasts,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could” or “would” or, in each case, their negative or other variations or comparable terminology, although not all forward-looking statements are accompanied by such terms. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company’s forward-looking statements. These risks and uncertainties include, but are not limited to, consumer reactions to public health and food safety issues; the severity, extent and duration of the COVID-19 pandemic, its impacts on our business and results of operations, financial condition and liquidity, including any adverse impact on our stock price and on the other factors listed below, and the responses of domestic and foreign federal, state and local governments to the pandemic; minimum wage increases and additional mandated employee benefits; our ability to compete in the highly competitive restaurant industry with many well-established competitors and new market entrants; economic conditions and their effects on consumer confidence and discretionary spending, consumer traffic, the cost and availability of credit and interest rates; our ability to recruit and retain high-quality leadership, restaurant-level management and team members; our ability to preserve and grow the reputation and value of our brands, particularly in light of changes in consumer engagement with social media platforms and limited control with respect to the operations of our franchisees; our ability to protect our information technology systems from interruption or security breach, including cyber security threats, and to protect consumer data and personal employee information; fluctuations in the price and availability of commodities; dependence on a limited number of suppliers and distributors to meet our beef and other major product supply needs; the effects of international economic, political, and social conditions and legal systems on our foreign operations and on foreign currency exchange rates; our ability to comply with governmental laws and regulations, the costs of compliance with such laws and regulations and the effects of changes to applicable laws and regulations, including tax laws and unanticipated liabilities, and the impact of any litigation; our ability to effectively respond to changes in patterns of consumer traffic, consumer tastes and dietary habits, including by maintaining relationships with third party delivery apps and services; our ability to implement our remodeling, relocation and expansion plans due to uncertainty in locating and acquiring attractive sites on acceptable terms, obtaining required permits and approvals, recruiting and training necessary personnel, obtaining adequate financing and estimating the performance of newly opened, remodeled or relocated restaurants; seasonal and periodic fluctuations in our results and the effects of significant adverse weather conditions and other disasters or unforeseen events; the effects of our substantial leverage and restrictive covenants in our various credit facilities on our ability to raise additional capital to fund our operations, to make capital expenditures to invest in new or renovate restaurants and to react to changes in the economy or our industry, and our exposure to interest rate risk in connection with our variable-rate debt; and any impairment in the carrying value of our goodwill or other intangible or long-lived assets and its effect on our financial condition and results of operations. The Company cannot provide any assurances regarding the final terms of the offer, the notes or the credit refinancing described in this Current Report on Form 8-K or its ability to effectively apply the net proceeds. The Company may not consummate the proposed offering or credit refinancing and, if the proposed offering and credit refinancing are not both consummated, neither will occur.

Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Annual Report on Form 10-K filed with the SEC on February 24, 2021 and subsequent filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Bloomin’ Brands, Inc. dated April 6, 2021
99.2	Excerpts of the offering memorandum
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	April 6, 2021	By:	/s/ Christopher Meyer
Christopher Meyer
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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